THE SWISS
                                    HELVETIA
                                   FUND, INC.
                                   www.swz.com


                                     A SWISS
                                   INVESTMENTS
                                      FUND


                          THE SWISS HELVETIA FUND, INC.

                                EXECUTIVE OFFICES
                          The Swiss Helvetia Fund, Inc.
                           1270 Avenue of the Americas
                                    Suite 400
                               New York, NY 10020
                                 1-888-SWISS-00
                                 (212) 332-2760
                               http://www.swz.com

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2000

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

Eric R. Gabus
VICE CHAIRMAN (NON OFFICER)

Alexandre de Takacsy
DIRECTOR

Claude Frey
DIRECTOR

Baron Hottinger
DIRECTOR

Claude Mosseri-Marlio
DIRECTOR

Didier Pineau-Valencienne*
DIRECTOR

Stephen K. West, Esq.*
DIRECTOR

Samuel B. Witt III, Esq.**
DIRECTOR

Rodolphe E. Hottinger
PRESIDENT AND
CHIEF OPERATING OFFICER

Rudolf Millisits
SENIOR VICE PRESIDENT

Philippe Comby
VICE PRESIDENT

Sharon Kanovsky
VICE PRESIDENT

Edward J. Veilleux
VICE PRESIDENT AND TREASURER

Paul R. Brenner, Esq.
SECRETARY

--------------------------------------------------------------------------------
 * AUDIT COMMITTEE MEMBER
** AUDIT COMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas
Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Investment Company Capital Corp.

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
PFPC,Inc.
P.O. Box 8030
Boston,Massachusetts 02266-8030
(800) 331-1710

LEGAL COUNSEL
Paul R. Brenner, Esq. and
Salans Hertzfeld Heilbronn
Christy & Viener

INDEPENDENT AUDITORS
Deloitte & Touche LLP
For Dividend Reinvestment Information, see page 29.

The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer which was formed in Paris in 1786, and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas
Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax (212)332-7931
email: swz@swz.com

WEBSITE ADDRESS
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated daily by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday edition of THE NEW YORK TIMES.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

ECONOMIC DEVELOPMENTS IN 2000

     The economic slowdown initiated by the U.S. Federal Reserve finally took place in the third quarter of 2000 and even accentuated in the fourth quarter. Activity was especially reduced in the manufacturing sector. This environment, combined with the negative wealth effect that was produced by the bear cycle in the stock markets, as well as by stubbornly high energy prices, put a lot of pressure on consumer sentiment. The tightness of the equity and corporate bond markets across the globe reduced the availability of financing. Inventories were sharply increased at a time when final demand weakened considerably. Together, these factors have induced a recession in the so-called new economy causing technology stocks to continue their slide during the fourth quarter. It became evident that over-capacity had been built up due to very bullish market sentiment and facilitated by ample liquidity following the Asian crisis in 1998 and the precautionary U.S. Federal Reserve action leading up to Y2K. Earnings became much more scarce, and everywhere except in the defensive industry sectors, and the energy sector stocks saw their price-earning multiples contract as risk aversion for equities has been on the rise.

     In reaction to all of these issues, the yields on the long-term U.S. treasuries continued to go down while short-term rates remained high. This has created an inverted yield curve that usually forecasts a sharp slowdown of economic activity or a recession.

SWISS POLITICS
     Beginning January 1st, 2001, partial exemptions from stamp duty will take effect and benefit the non-Swiss institutional investors. This move has been decided to prevent this business from leaving the country entirely and it will also help to start the new stock exchange platform for blue chips "virt-X" (part owned by the Swiss Exchange) in 2001.

     The product of the auction for the UTMS licenses for the third generation mobile communications which took place on December 6, will bring only 205 million Swiss francs to the Federal Government, well below what was projected. The Finance Department was, however, only hoping to use the proceeds for debt repayments. Therefore the shortfall will not affect the surplus generating 2002-2004 budget.

THE SWISS ECONOMY
     While the U.S. economy was slowing down Europe & Switzerland saw their growth plateau. The Swiss 10-year government bond, after increasing in the first half of the year, receded and it closed the year 2000 lower, yielding 3.4% against 3.6% in December of 1999. The low level of interest rates continued to favor Swiss companies with a substantial portion of assets in Switzerland, making the cost of capital cheaper than in the neighboring European countries where the long-term rate is closer to 5.4% (on the euro).

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

     Despite the fact that the Swiss National Bank was much less aggressive in raising interest rates than the U.S. Federal Reserve, the yield curve on the Swiss franc flattened quite significantly in 2000, pointing toward a slower GDP growth.

     In fact, as mentioned, economic activity slowed somewhat during the course of the year. According to the latest statistic, real GDP growth amounted to 3.6% year-over-year in the third quarter 2000 down from 3.8% in the second. However, all of the components of GDP stayed strong in 2000 with the exception of construction spending.

OUTLOOK ON THE SWISS ECONOMY
     With the slowdown in the U.S. and the Japanese economy, Swiss exports are facing some challenges. The outlook for the economic activity of Switzerland's main trading partner, the European Monetary Union, remains positive. A low unemployment rate and an increase in wages supported Swiss domestic demand in 2000. This should continue to be the case in 2001 and is confirmed by advance economic indicators pointing toward a modest slowdown in economic growth to a more natural rate of close to 2%.

INFLATION
     The re-weighting of the different components in the Swiss inflation index conducted by the Federal Statistics Office to take into account changes in consumption patterns on the part of households, led to an overstatement of the underlying price trend since May 2000. The average inflation for 2000 was actually 1.6% (some 0.2% lower than previously published).

INTEREST RATE OUTLOOK
     On December 8, 2000 the Swiss National Bank left its interest rate range unchanged, showing that it expected a more moderate pace of growth for the GDP. Since inflation could pick up in the first part of 2001, short-term rates should stay at the current level until the third quarter. Despite a possible drop in oil prices, the consumer price index will be pushed up by an increase in salary and wages mainly due to the tightness of the job market.


SWISS INTEREST RATES
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Swiss Franc 3 Month Rate (Libor)   Swiss Franc 10 years Government Bond
         --------------------------------   ------------------------------------
1/4/00     1.81                             3.503
1/5/00     1.725                            3.588
1/6/00     1.7283                           3.705
1/7/00     1.7533                           3.754
1/10/00    1.78                             3.707
1/11/00    1.7717                           3.695
1/12/00    1.7517                           3.734
1/13/00    1.7617                           3.717
1/14/00    1.765                            3.69
1/17/00    1.7883                           3.643
1/18/00    1.83                             3.659
1/19/00    1.81                             3.724
1/20/00    1.8433                           3.719
1/21/00    1.8933                           3.741
1/24/00    1.93                             3.749
1/25/00    1.9183                           3.755
1/26/00    1.9117                           3.737
1/27/00    1.9333                           3.743
1/28/00    2.0167                           3.768
1/31/00    2.1317                           3.807
2/1/00     2.125                            3.767
2/2/00     2.1117                           3.706
2/3/00     2.1217                           3.69
2/4/00     2.2683                           3.676
2/7/00     2.295                            3.651
2/8/00     2.28                             3.67
2/9/00     2.2767                           3.65
2/10/00    2.28                             3.671
2/11/00    2.2733                           3.697
2/14/00    2.2683                           3.703
2/15/00    2.3567                           3.681
2/16/00    2.565                            3.715
2/17/00    2.4417                           3.768
2/18/00    2.47                             3.773
2/21/00    2.44                             3.77
2/22/00    2.38                             3.743
2/23/00    2.36                             3.731
2/24/00    2.36                             3.798
2/25/00    2.445                            3.812
2/28/00    2.565                            3.821
2/29/00    2.4417                           3.851
3/1/00     2.4                              3.844
3/2/00     2.4817                           3.823
3/3/00     2.425                            3.829
3/6/00     2.38                             3.817
3/7/00     2.37                             3.811
3/8/00     2.3833                           3.787
3/9/00     2.42                             3.801
3/10/00    2.5233                           3.783
3/13/00    2.5567                           3.815
3/14/00    2.5967                           3.804
3/15/00    2.5517                           3.841
3/16/00    2.555                            3.885
3/17/00    2.5567                           3.871
3/20/00    2.5233                           3.892
3/21/00    2.4883                           3.897
3/22/00    2.4983                           3.899
3/23/00    2.5683                           3.952
3/24/00    2.85                             3.951
3/27/00    2.8317                           4.011
3/28/00    2.9                              4.057
3/29/00    2.9                              4.069
3/30/00    2.8767                           4.116
3/31/00    2.855                            4.113
4/3/00     2.8967                           4.146
4/4/00     2.8883                           4.145
4/5/00     2.8167                           4.034
4/6/00     2.7933                           3.901
4/7/00     2.8017                           3.927
4/10/00    2.8117                           3.854
4/11/00    2.8383                           3.761
4/12/00    2.9                              3.728
4/13/00    2.895                            3.78
4/14/00    2.8867                           3.807
4/17/00    2.8483                           3.795
4/18/00    2.8967                           3.839
4/19/00    2.9267                           3.886
4/20/00    2.9633                           3.917
4/25/00    2.9967                           3.887
4/26/00    3.1183                           4.001
4/27/00    3.135                            4.038
4/28/00    3.2433                           4.057
5/2/00     3.2217                           4.077
5/3/00     3.195                            4.068
5/4/00     3.1                              4.081
5/5/00     3.0983                           4.075
5/8/00     3.0617                           4.065
5/9/00     3.0683                           4.069
5/10/00    3.115                            4.04
5/11/00    3.1633                           4.037
5/12/00    3.1583                           4.032
5/15/00    3.0883                           4.064
5/16/00    3.1233                           4.046
5/17/00    3.2                              4.047
5/18/00    3.1433                           4.054
5/19/00    3.1067                           4.131
5/22/00    3.15                             4.154
5/23/00    3.1133                           4.183
5/24/00    3.0967                           4.16
5/25/00    3.145                            4.143
5/26/00    3.1133                           4.156
5/30/00    3.08                             4.148
5/31/00    3.16                             4.144
6/1/00     3.1617                           4.153
6/2/00     3.1583                           4.176
6/5/00     3.15                             4.161
6/6/00     3.1467                           4.161
6/7/00     3.1133                           4.065
6/8/00     3.1333                           4.053
6/9/00     3.3083                           4.035
6/12/00    3.3267                           3.965
6/13/00    3.3533                           4.011
6/14/00    3.3867                           3.988
6/15/00    3.4                              3.986
6/16/00    3.35                             3.968
6/19/00    3.3517                           4.051
6/20/00    3.4233                           4.007
6/21/00    3.4533                           3.954
6/22/00    3.4483                           3.959
6/23/00    3.4467                           3.979
6/26/00    3.4367                           4.026
6/27/00    3.4217                           4.034
6/28/00    3.3567                           4.028
6/29/00    3.4067                           4.036
6/30/00    3.3967                           4.02
7/3/00     3.4083                           4.03
7/4/00     3.43                             4.005
7/5/00     3.4417                           3.998
7/6/00     3.41                             3.997
7/7/00     3.4                              4.005
7/10/00    3.4017                           3.947
7/11/00    3.4133                           3.918
7/12/00    3.4083                           3.896
7/13/00    3.46                             3.874
7/14/00    3.47                             3.838
7/17/00    3.4683                           3.862
7/18/00    3.4383                           3.865
7/19/00    3.4583                           3.876
7/20/00    3.445                            3.9
7/21/00    3.4117                           3.898
7/24/00    3.405                            3.911
7/25/00    3.4117                           3.89
7/26/00    3.42                             3.851
7/27/00    3.42                             3.864
7/28/00    3.4283                           3.869
7/31/00    3.44                             3.887
8/1/00     3.44                             3.905
8/2/00     3.44                             3.952
8/3/00     3.44                             3.96
8/4/00     3.4233                           3.96
8/7/00     3.3917                           3.936
8/8/00     3.3783                           3.938
8/9/00     3.38                             3.982
8/10/00    3.3617                           3.972
8/11/00    3.35                             3.959
8/14/00    3.3717                           3.935
8/15/00    3.3733                           3.894
8/16/00    3.4317                           3.899
8/17/00    3.4683                           3.907
8/18/00    3.46                             3.926
8/21/00    3.4567                           3.941
8/22/00    3.4933                           3.94
8/23/00    3.4817                           3.951
8/24/00    3.49                             3.958
8/25/00    3.5                              3.927
8/29/00    3.48                             3.919
8/30/00    3.4833                           3.871
8/31/00    3.4867                           3.836
9/1/00     3.4183                           3.798
9/4/00     3.3983                           3.817
9/5/00     3.43                             3.817
9/6/00     3.4733                           3.864
9/7/00     3.5217                           3.825
9/8/00     3.49                             3.822
9/11/00    3.4717                           3.864
9/12/00    3.4533                           3.851
9/13/00    3.4567                           3.867
9/14/00    3.4567                           3.88
9/15/00    3.4083                           3.866
9/18/00    3.405                            3.826
9/19/00    3.4467                           3.81
9/20/00    3.4233                           3.773
9/21/00    3.4183                           3.791
9/22/00    3.4217                           3.836
9/25/00    3.4317                           3.825
9/26/00    3.4667                           3.845
9/27/00    3.4483                           3.867
9/28/00    3.59                             3.873
9/29/00    3.585                            3.912
10/2/00    3.57                             3.933
10/3/00    3.5733                           3.955
10/4/00    3.5533                           3.935
10/5/00    3.5467                           3.907
10/6/00    3.55                             3.915
10/9/00    3.545                            3.891
10/10/00   3.5433                           3.87
10/11/00   3.54                             3.867
10/12/00   3.54                             3.849
10/13/00   3.5183                           3.811
10/16/00   3.5283                           3.788
10/17/00   3.5267                           3.788
10/18/00   3.4983                           3.765
10/19/00   3.495                            3.717
10/20/00   3.5                              3.762
10/23/00   3.51                             3.761
10/24/00   3.505                            3.788
10/25/00   3.5017                           3.797
10/26/00   3.5033                           3.816
10/27/00   3.5183                           3.839
10/30/00   3.525                            3.816
10/31/00   3.4917                           3.853
11/1/00    3.5017                           3.852
11/2/00    3.5                              3.842
11/3/00    3.505                            3.867
11/6/00    3.505                            3.861
11/7/00    3.5017                           3.836
11/8/00    3.495                            3.831
11/9/00    3.515                            3.832
11/10/00   3.4983                           3.823
11/13/00   3.49                             3.819
11/14/00   3.4767                           3.804
11/15/00   3.475                            3.795
11/16/00   3.4883                           3.779
11/17/00   3.51                             3.779
11/20/00   3.515                            3.779
11/21/00   3.5133                           3.778
11/22/00   3.5217                           3.784
11/23/00   3.56                             3.77
11/24/00   3.5633                           3.765
11/27/00   3.565                            3.794
11/28/00   3.555                            3.788
11/29/00   3.5233                           3.791
11/30/00   3.4783                           3.787
12/1/00    3.46                             3.799
12/4/00    3.4617                           3.772
12/5/00    3.4883                           3.743
12/6/00    3.46                             3.708
12/7/00    3.455                            3.71
12/8/00    3.435                            3.697
12/11/00   3.4417                           3.698
12/12/00   3.435                            3.687
12/13/00   3.4017                           3.695
12/14/00   3.3733                           3.699
12/15/00   3.355                            3.705
12/18/00   3.365                            3.68
12/19/00   3.375                            3.636
12/20/00   3.4283                           3.598
12/21/00   3.395                            3.536
12/22/00   3.405                            3.495
12/27/00   3.4167                           3.523
12/28/00   3.3817                           3.481
12/29/00   3.37                             3.498


CURRENCY
     The Swiss franc was strong all year against the euro despite its lower rate of return. One explanation is the relatively stronger economic growth in Switzerland when compared to a core euro country like Germany. In addition, the Swiss franc is considered a safe haven. In

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

2000, overall risk aversion toward financial assets increased, giving the Swiss currency support against the U.S. dollar, especially towards the end of the year. For the year the Swiss franc depreciated by only 1.4% against the U.S. currency. Meanwhile, the euro lost 6% against the U.S. dollar.

SWISS CURRENCY IN 2000 (BASE 100)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Swiss Franc vs Euro        Swiss Franc vs USD
         -------------------        ------------------
12/31/99 100                        100
1/3/00   99.71                      101.51
1/4/00   99.82                      102.12
1/5/00   100.14                     102.68
1/6/00   99.78                      102.39
1/7/00   99.36                      101.66
1/10/00  99.46                      101.36
1/11/00  99.38                      102.07
1/12/00  99.34                      101.82
1/13/00  99.28                      101.21
1/14/00  99.17                      99.79
1/17/00  99.09                      99.71
1/18/00  99.22                      99.99
1/19/00  99.17                      99.89
1/20/00  99.34                      100.42
1/21/00  99.3                       99.69
1/24/00  99.33                      99.46
1/25/00  99.26                      98.78
1/26/00  99.23                      98.84
1/27/00  99.2                       97.44
1/28/00  99.47                      96.33
1/31/00  99.47                      95.93
2/1/00   99.47                      95.97
2/2/00   99.33                      96.38
2/3/00   99.54                      98.03
2/4/00   99.57                      97.33
2/7/00   99.55                      97.14
2/8/00   99.54                      97.53
2/9/00   99.44                      98.33
2/10/00  99.64                      97.62
2/11/00  99.73                      97.93
2/14/00  99.52                      96.74
2/15/00  99.64                      97.22
2/16/00  99.78                      97.87
2/17/00  99.75                      97.99
2/18/00  99.86                      97.77
2/21/00  99.8                       98.04
2/22/00  99.51                      99.37
2/23/00  99.33                      99.16
2/24/00  99.54                      98.21
2/25/00  99.56                      96.51
2/28/00  99.64                      96.18
2/29/00  99.68                      95.53
3/1/00   99.64                      96.38
3/2/00   99.57                      95.57
3/3/00   99.57                      94.86
3/6/00   99.54                      94.82
3/7/00   99.64                      94.87
3/8/00   99.64                      95.16
3/9/00   99.57                      95.73
3/10/00  99.44                      95.26
3/13/00  99.28                      95.15
3/14/00  99.3                       95.61
3/15/00  99.25                      95.38
3/16/00  99.28                      95.71
3/17/00  99.33                      96.01
3/20/00  99.32                      96.06
3/21/00  99.3                       94.89
3/22/00  99.49                      95.02
3/23/00  100.07                     96.76
3/24/00  100.86                     98.14
3/27/00  100.76                     96.98
3/28/00  100.63                     96.14
3/29/00  100.41                     94.98
3/30/00  100.51                     96.12
3/31/00  100.59                     95.61
4/3/00   101.24                     96.24
4/4/00   101.57                     97
4/5/00   101.68                     97.41
4/6/00   101.87                     97.18
4/7/00   101.93                     96.92
4/10/00  101.76                     97.53
4/11/00  101.62                     97.07
4/12/00  100.96                     96.36
4/13/00  101.83                     96.51
4/14/00  101.8                      97.54
4/17/00  101.86                     96.6
4/18/00  101.61                     95.58
4/19/00  101.89                     95.33
4/20/00  101.8                      94.88
4/21/00  101.75                     95
4/24/00  101.77                     94.98
4/25/00  101.75                     93.12
4/26/00  101.75                     93.41
4/27/00  101.81                     92
4/28/00  102.25                     92.65
5/1/00   102.28                     93.08
5/2/00   102.58                     92.79
5/3/00   103.61                     92.12
5/4/00   103.35                     91.24
5/5/00   102.95                     91.7
5/8/00   103.26                     92.04
5/9/00   102.78                     92.7
5/10/00  102.7                      92.51
5/11/00  102.76                     92.03
5/12/00  102.86                     94.14
5/15/00  102.89                     93.21
5/16/00  103.24                     92.4
5/17/00  103                        91.63
5/18/00  102.87                     91.4
5/19/00  103.03                     91.87
5/22/00  102.89                     92.36
5/23/00  102.39                     92.31
5/24/00  102.64                     92.24
5/25/00  102.44                     92.82
5/26/00  102.14                     94.64
5/29/00  102.08                     94.14
5/30/00  101.94                     94.36
5/31/00  101.59                     94.85
6/1/00   101.91                     94.43
6/2/00   101.64                     95.83
6/5/00   101.65                     95.98
6/6/00   101.89                     96.94
6/7/00   102.06                     97.91
6/8/00   102.14                     97.31
6/9/00   102.24                     97.18
6/12/00  102.49                     97.44
6/13/00  102.39                     97.96
6/14/00  102.25                     97.64
6/15/00  102.52                     97.57
6/16/00  102.55                     98.67
6/19/00  102.58                     97.84
6/20/00  102.96                     98
6/21/00  103.34                     97.3
6/22/00  103.34                     96.39
6/23/00  103.1                      96.17
6/26/00  103.41                     96.59
6/27/00  103.52                     97.66
6/28/00  103.22                     96.74
6/29/00  102.8                      97.59
6/30/00  102.77                     97.77
7/3/00   102.91                     97.5
7/4/00   103.01                     97.73
7/5/00   103.42                     98.27
7/6/00   103.52                     98.17
7/7/00   103.69                     98.11
7/10/00  103.24                     98.37
7/11/00  103.19                     98.06
7/12/00  102.82                     96.61
7/13/00  103.21                     96.45
7/14/00  103.3                      96.68
7/17/00  103.35                     96.51
7/18/00  103.21                     95.13
7/19/00  103.26                     95.16
7/20/00  103.16                     95.98
7/21/00  102.9                      96.11
7/24/00  102.99                     95.81
7/25/00  103.18                     96.5
7/26/00  103.06                     96.83
7/27/00  103.21                     95.87
7/28/00  103.44                     95.17
7/31/00  103.43                     95.56
8/1/00   103.65                     94.47
8/2/00   103.77                     94.49
8/3/00   103.57                     93.48
8/4/00   103.35                     93.48
8/7/00   103.38                     93.46
8/8/00   103.69                     93.17
8/9/00   103.29                     93.02
8/10/00  103.35                     93.46
8/11/00  103.03                     92.59
8/14/00  102.78                     92.59
8/15/00  102.53                     93.16
8/16/00  102.44                     93.43
8/17/00  102.36                     93.37
8/18/00  102.58                     92.53
8/21/00  102.56                     91.98
8/22/00  102.64                     91.46
8/23/00  103.22                     92.64
8/24/00  103.56                     93.04
8/25/00  103.74                     93.23
8/28/00  103.73                     92.97
8/29/00  103.47                     91.84
8/30/00  103.48                     92.05
8/31/00  103.45                     91.34
9/1/00   103.09                     92.36
9/4/00   103.42                     92.02
9/5/00   103.33                     91.15
9/6/00   103.45                     89.32
9/7/00   105.12                     89.37
9/8/00   104.85                     89
9/11/00  105.08                     89.54
9/12/00  104.41                     90.02
9/13/00  104.94                     89.72
9/14/00  105.04                     89.63
9/15/00  105.8                      88.94
9/18/00  105.98                     89.02
9/19/00  105.44                     89.42
9/20/00  105.3                      89.42
9/21/00  105.47                     90.13
9/22/00  105.16                     91.96
9/25/00  105.07                     91.84
9/26/00  104.98                     92.5
9/27/00  105.13                     92.43
9/28/00  105.01                     91.91
9/29/00  105.39                     92.42
10/2/00  105.39                     91.99
10/3/00  105.06                     91.81
10/4/00  105.3                      90.84
10/5/00  105.16                     91
10/6/00  105.24                     90.88
10/9/00  105.71                     91.35
10/10/00 106.27                     91.4
10/11/00 106.12                     91.35
10/12/00 106                        91.4
10/13/00 105.85                     89.57
10/16/00 106.56                     89.94
10/17/00 106.23                     88.88
10/18/00 106.56                     89.04
10/19/00 106.43                     89.19
10/20/00 106.38                     88.33
10/23/00 106.11                     88.28
10/24/00 105.88                     87
10/25/00 105.55                     87.09
10/26/00 105.25                     87.87
10/27/00 104.87                     87.71
10/30/00 104.81                     88.36
10/31/00 104.9                      89.69
11/1/00  105.11                     89.46
11/2/00  105.1                      90.67
11/3/00  105.23                     90.11
11/6/00  105.34                     90.02
11/7/00  105.31                     89.58
11/8/00  105.02                     90.84
11/9/00  105.22                     89.75
11/10/00 105.07                     89.68
11/13/00 104.82                     89.56
11/14/00 104.96                     89.34
11/15/00 104.9                      88.95
11/16/00 104.81                     88.26
11/17/00 105.13                     88.56
11/20/00 105.24                     88.04
11/21/00 105.27                     88.17
11/22/00 105.66                     87.47
11/23/00 105.63                     87.81
11/24/00 105.98                     89.56
11/27/00 106.01                     90.22
11/28/00 106.07                     90.47
11/29/00 105.54                     92.26
11/30/00 105.88                     92.7
12/1/00  105.92                     93.94
12/4/00  105.47                     93.12
12/5/00  105.74                     94.13
12/6/00  105.77                     94.01
12/7/00  106.47                     93.94
12/8/00  106.18                     93.35
12/11/00 106.39                     93.26
12/12/00 106.12                     93.14
12/13/00 106.09                     94.76
12/14/00 106.27                     95.08
12/15/00 106.15                     95.21
12/18/00 105.31                     95.06
12/19/00 105.16                     95.75
12/20/00 105.46                     96.4
12/21/00 105.11                     97.35
12/22/00 105.48                     97.26
12/25/00 105.1                      98.25
12/26/00 105.33                     97.89
12/27/00 105.39                     97.99
12/28/00 105.39                     99.41
12/29/00 105.39                     99.6

CURRENCY OUTLOOK
     The Swiss franc should not appreciate much further against the euro since the economic and inflation cycles of both currencies are moving in line. Against the Japanese yen and the U.S. dollar the Swiss franc has the potential to appreciate substantially. Much weaker economic situations in Japan and the U.S. will be a drag on both countries' currencies. In addition, a lower rate of return for U.S. assets mainly due to over capacity in many sectors should trigger a reduction of U.S. dollar exposure by international investors. Cross-Atlantic mergers and acquisitions, which were supportive of the U.S. dollar, should abate.


THE SWISS STOCK MARKET IN REVIEW
     The Swiss stock market had a terrific year in 2000 outperforming other indices in local currencies and the U.S. dollar.

--------------------------------------------------------------------------------
                        GLOBAL EQUITY INDEX PERFORMANCES
                             (12/31/99 TO 12/31/00)
--------------------------------------------------------------------------------
                                                   US$
 INDEX                                  LOCAL     TERMS
--------------------------------------------------------------------------------
 DOW JONES INDUSTRIALS -- US             -6.18%    -6.18%
 S&P 500 -- US                          -10.14%   -10.14%
 NASDAQ COMPOSITE -- US                 -39.29%   -39.29%
 FTSE 100 -- UK                         -10.21%   -17.05%
 CAC 40 -- FRANCE                        -0.54%    -6.81%
 DAXINDEX -- GERMANY                     -7.54%   -13.37%
 IBEXINDEX -- SPAIN                     -21.75%   -26.69%
 MIB30 INDEX -- ITALY                     1.69%    -4.72%
 AEXINDEX -- NETHERLANDS                 -5.04%   -11.40%
 SPIINDEX -- SWITZERLAND                 11.91%    10.00%
--------------------------------------------------------------------------------

     Most of the Swiss blue chip stocks were very resilient to the downturn in equity prices overall, especially during the last quarter of 2000. They benefitted from the good visibility of their earnings despite the slowing global environment. Due to a global asset allocation shift, a lot of money went into Swiss defensive stocks like SwissRe, Nestle and Novartis. The mid cap segment was weaker but still fared better than most of its peers in Europe because of the strong behavior of the medical technology and biotechnology sectors despite some setbacks in the technology and engineering sectors.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

     The Swiss Helvetia Fund Management reduced the Fund's exposure to the high volatility sectors moving its portfolio into a more defensive stance. This strategy paid off. In a very difficult market environment, the Fund was again able to outperform its benchmark. This brought a very competitive total return to its stockholders of 15.06% (in U.S.$) with the slight reduction in the discount to net asset value from 21.16% at the end of 1999 to 19.08% at the end of 2000.

--------------------------------------------------------------------------------
                          SWISS EQUITY INDEX COMPARISON
                             (12/31/99 TO 12/31/00)
--------------------------------------------------------------------------------
                                                 US$
 INDEX                                 LOCAL    TERMS
--------------------------------------------------------------------------------
 SPI INDEX                              11.91%   10.00%
 SWISS HELVETIA NAV                     14.06%   12.11%
 SWISS HELVETIA MARKET PRICE            17.06%   15.06%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SWISS PERFORMANCE INDEX BY SECTORS IN SWISS FRANCS FOR THE YEAR 2000
--------------------------------------------------------------------------------
 SWISS PERFORMANCE INDEX                        +11.91%
 FOODS                                          +30.22%
 INSURANCE                                      +21.71%
 BANKS                                          +16.39%
 MISCELLANEOUS INDUSTRIES                       +15.02%
 UTILITIES                                      +11.23%
 MACHINERY                                       +8.91%
 ELECTRONICS AND ELECTRICALENGINEERING           +8.61%
 CHEMICALS AND PHARMACEUTICALS                   +7.97%
 BUILDING MATERIAL AND CONSTRUCTION              -6.52%
 RETAILERS                                       -7.10%
 TRANSPORTATION                                  -9.49%
 MISCELLANEOUS SERVICES                         -10.63%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE SWISS HELVETIA FUND -- PORTFOLIO HOLDINGS PER INDUSTRY
AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
 Pharmaceuticals                                  31.8%
 Banks                                            15.8
 Electrical Engineering & Electronics             14.6
 Insurance                                        13.2
 Food & Luxury Goods                              12.8
 Miscellaneous Services                            3.3
 Biotechnology                                     2.3
 Miscellaneous Industries                          1.7
 Machinery                                         1.4
 Chemicals                                         1.3
 Retailers                                         1.1
 Miscellaneous Medical Services                    0.6
 Cash and Other Assets in Excess of Liabilities    0.1
--------------------------------------------------------------------------------
 Total                                           100.0%
--------------------------------------------------------------------------------

CORPORATE ACTIVITY DURING THE QUARTER
     Management of the Fund mentioned in the third quarter report that one of the reasons for the above average exposure in the small and mid cap segment of the Swiss market was due to the dynamism of the companies, in particular, in terms of acquisitions and restructuring. The fourth quarter indeed saw a lot of activity.

     Phonak AG agreed to buy closely held rival Unitron Industries of Canada for C$140 million ($91 million) to expand in the global hearing aid market and speed up the development of products. This purchase will allow Phonak to compete for the number two position in the hearing-aid industry behind Siemens.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

     Gurit-Heberlein AG sold the remaining half of its automotive adhesive joint venture to its partner Dow Chemical for 677 million Swiss francs. Following that divestment, Gurit also announced a few weeks later that it was buying Stesalit AG from Germany's Ruetgers AG in order to build up its advanced composites business. By this action, the Swiss company walked away from a heavy dependence on the automotive market to concentrate on higher value added products.

     Micronas AG bought Infineon Technology's consumer-electronics division for 250 million euros to beef up its video chip business.

     Unaxis Holding pursued its reorientation into a technology group focused on semi-conductors, data storage, and data-display components. In December Unaxis sold its airplane unit "Pilatus" to a group of investors. Earlier in the year, the Swiss company spun off its vacuum instrument business. Shares of the spin-off, named Inficon Holding AG, were floated on the Swiss and NASDAQ markets in November.

     Kaba Holding AG, Switzerland's biggest security-systems maker, offered to pay 1.1 billion Swiss francs ($662 million) in cash for Unican Security Systems Ltd. of Canada to expand outside Europe. Unican, the maker of special locks, coding systems, and security locks will help Kaba Holding AG, which generates most of its sales at home and in the European Union to double its sales and earnings.TheCanadian Company employs about 4,000 people.

     On the large-caps side, Paine Webber shareholders approved the UBS acquisition.

     Syngenta, the Novartis agribusiness spin-off, was floated on the Swiss exchange.

--------------------------------------------------------------------------------
THE SWISS HELVETIA FUND -- TEN LARGEST HOLDINGS (IN US DOLLARS)
AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                           MARKET    % OF TOTAL
                            COST           VALUE     NET ASSETS
--------------------------------------------------------------------------------
  1. Novartis Ltd.       $23,707,722   $ 81,311,698     19.6%
  2. Nestle AG            12,978,688     51,307,996     12.4
  3. Roche Holdings Ltd.  11,106,076     50,931,639     12.3
  4. Swiss Reinsurance
     Company              11,004,673     30,201,752      7.3
  5. UBS AG                8,314,606     23,662,697      5.7
  6. Credit Suisse Group   6,828,597     20,333,169      4.9
  7. ABB Ltd.             11,789,617     17,319,765      4.2
  8. Zurich Financial
     Services Group        4,268,104     15,853,344      3.8
  9. Compagnie Financiere
     Richemont AG          2,079,988      7,488,894      1.8
 10. Bank Sarasin &Cie     1,858,194      7,090,326      1.7
--------------------------------------------------------------------------------
    Total                $93,936,265   $305,501,280     73.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE SWISS HELVETIA FUND --
TEN ISSUES HAVING GREATEST APPRECIATION IN 20001
--------------------------------------------------------------------------------
                        Market Price   Market Price
                           per share      per share
                            in U.S.$       in U.S.$          %
                               as of          as of  Appreciation
                            12/31/99       12/31/00   1999-2000
--------------------------------------------------------------------------------
 1. Tecan Group Ltd.(R)          424          1,037    144.58%
 2. Huber &Suhner AG (R)         402            858    113.43
 3. Julius Baer Holdings
    Ltd. (B)                   3,019          5,473     81.29
 4. Bank Sarasin &Cie (R)      2,027          3,208     58.26
 5. Gurit-Heberlein AG (B)       596            941     57.89
 6. Vontobel Holding Ltd. (B)  1,833          2,776     51.45
 7. Swisslog Holding AG (R)      292            438     50.00
 8. Oz Holding AG (B)          1,036          1,450     39.96
 9. Baloise Holding (R)          787          1,098     39.52
10. Phoenix Mecano AG (B)        502            663     32.07

 (1) Among issues held for the full year.
     (B)=Bearer Shares
     (R)=Registered Shares
--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


OUTLOOK FOR THE SWISS MARKET
     In the short term, it will be difficult for the broad Swiss Index (SPI) to continue its outperformance after its very strong showing in 2000, especially if the global economic situation does not deteriorate further than the markets currently forecast. However, the valuation of the Swiss defensive companies (the majority of the SPI) will still benefit from earnings recession in other industry groups across the globe.

     The first half of the year can be challenging for the cyclical stocks. However, long-term rates are heading sharply lower, which puts more pressure on the U.S. Federal Reserve and the European Central Bank to reduce short-term rates. In the meantime, markets are likely to remain volatile, with rapid shifts in asset allocation from defensive to cyclical sectors and vice-versa.

     The level of the long-term rates and the current valuation of the market in the absence of sharp earnings deterioration, are very supportive for the Swiss market. The risk premium for holding equities (earnings yield minus risk free rate) is historically high. Because of this, Management expects another good year for the market, and will stay vigilant, watching the macro-economic situation in Switzerland and in the rest of the world.

     In Europe, equity prices will also be supported by an expansionary fiscal policy. A cut in income taxes will take effect from mid-2001 in the major European economies, (Germany, France and Italy) which should be a plus for Swiss exporters. This favorable fiscal situation will continue to improve the prospects for domestic demand in Euroland. Due to absence of inflation risk and a stronger economic cycle, Management expects the European markets to show better performance than the U.S. market. In addition the potential weakness in the U.S. dollar will attract international money.

     With money supply being more favorable next year, the small and mid companies listed on the Swiss market should resume their path of superior performance. Quality of management, ample possibilities to grow internally, and acquisitions will make investments in these companies quite interesting. Management intends to participate by resuming its approach of overweighting the small- and mid-caps in the Fund portfolio in order to extract more value added for its stockholders.

CLOSED-END FUND FORMAT
     Management continues to believe that the closed-end format is a particularly appropriate vehicle to invest in Switzerland. It gives the investor the ability to take advantage of the value offered by the second tier of the Swiss equity market, namely small- and mid-cap companies. The Swiss equity market is larger than the Swiss economy (80% of the companies in the Swiss index make the vast majority of their sales and profit outside Switzerland), and has typically attracted a large number of international investors. When those investors make changes in their sector weightings or asset allocation, the trading volume on the Swiss

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

market is heavily affected, especially for the smaller companies (from market cap 400 million to 3 billion Swiss francs), which currently represent about 25% of the Fund's assets. The liquidity in those stocks can be very erratic and can dry up quickly. This was the case particularly at the end of 2000 when risk aversion towards equities was at its highest since the Asian crisis. Investments in the small- and mid-cap sectors of the Swiss market have historically assisted Management to outperform the Swiss Performance Index. In the absence of an environment that is adverse to small- and mid-cap stocks, Management expects to increase exposure to those sectors where the blue chips of tomorrow are likely to be found. The closed-end format is an advantage that permits a substantial commitment to the less liquid second tier of the Swiss equity market because Management does not have to liquidate investments to meet share redemptions, as would be the case in an open-end format, which could also trigger the realization of unnecessary capital gains and related distributions.

STOCK REPURCHASE PROGRAM
     During the year 2000, your Board of Directors directed several variations in the rate of purchases under the Fund's Stock Repurchase Program in order to determine the nature and extent of the effect of the Program on the market discount, accretion to net asset value and the expense ratio. Notwithstanding the inconclusive results, which are summarized below, the Board has determined to continue the Program through this year so long as, in the Board's judgment, it would otherwise be beneficial.

     2000 SUMMARY. During the year the Fund repurchased 1,462,500 shares out of a total of up to 2,000,000 shares authorized for repurchase during 2000 by the Board of Directors under the Fund's Stock Repurchase Program. The average repurchase price was $14.24 per share at a weighted average discount of 20.42%. These repurchases increased the Fund's net asset value by $4,955,029.06 without having a material adverse effect upon the Fund's expense ratio or forcing the Fund to realize capital gains in order to fund the program.

     TEST PERIODS. Your Board authorized the following test periods during which the rate of purchases was varied. Throughout each of these periods your Board paid careful attention to the discount.

  JANUARY 1, 2000 - JUNE 6, 2000 -- BASE RATE OF PURCHASES (108 TRADING DAYS)

-------------------------------------------------------------------------------------------------------------
                  Discount                                 Average Rate                        % of Average
                  Range               Discount at          of Purchases    Average Trading     Trading Volume
  Shares          During              Beginning and        Per             Volume Per          Due to Fund
  Repurchased     the Period          End of Period        Trading Day     Trading Day         Repurchases
-------------------------------------------------------------------------------------------------------------
  513,900         16.77% to 24.4%     22.49% - 21.31%      4,758           46,754              10.18%
-------------------------------------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


  JUNE 7, 2000 - JULY 7, 2000 -- AGGRESSIVE RATE OFPURCHASES (22 TRADING DAYS)
-------------------------------------------------------------------------------------------------------------
                  Discount                                 Average Rate                        % of Average
                  Range               Discount at          of Purchases    Average Trading     Trading Volume
  Shares          During              Beginning and        Per             Volume Per          Due to Fund
  Repurchased     the Period          End of Period        Trading Day     Trading Day         Repurchases
-------------------------------------------------------------------------------------------------------------
  317,800         18.31% to 21.92%    21.66% - 19.14%      14,445          33,736              42.82%
-------------------------------------------------------------------------------------------------------------


  JULY 10, 2000 - SEPTEMBER 22, 2000-- ALLPURCHASES SUSPENDED (54 TRADING DAYS)
-------------------------------------------------------------------------------------------------------------
                  Discount                                 Average Rate                        % of Average
                  Range               Discount at          of Purchases    Average Trading     Trading Volume
  Shares          During              Beginning and        Per             Volume Per          Due to Fund
  Repurchased     the Period          End of Period        Trading Day     Trading Day         Repurchases
-------------------------------------------------------------------------------------------------------------
  0               18.36% to 22.44%    19.94% - 22.44%      0               17,007              0%
-------------------------------------------------------------------------------------------------------------


  SEPTEMBER 25, 2000 - OCTOBER 16, 2000 -- AGGRESSIVE PURCHASES RESUMED (16 TRADING DAYS)
-------------------------------------------------------------------------------------------------------------
                  Discount                                 Average Rate                        % of Average
                  Range               Discount at          of Purchases    Average Trading     Trading Volume
  Shares          During              Beginning and        Per             Volume Per          Due to Fund
  Repurchased     the Period          End of Period        Trading Day     Trading Day         Repurchases
-------------------------------------------------------------------------------------------------------------
  500,100         17.23% to 22.05%    21.14% - 17.23%      31,256          49,575              63.04%
-------------------------------------------------------------------------------------------------------------


  OCTOBER 17, 2000 - NOVEMBER 21, 2000 -- ALL PURCHASES SUSPENDED (26 TRADINGDAYS)
-------------------------------------------------------------------------------------------------------------
                  Discount                                 Average Rate                        % of Average
                  Range               Discount at          of Purchases    Average Trading     Trading Volume
  Shares          During              Beginning and        Per             Volume Per          Due to Fund
  Repurchased     the Period          End of Period        Trading Day     Trading Day         Repurchases
-------------------------------------------------------------------------------------------------------------
  0               17.13% to 20.79%    18.29% - 19.85%      0               18,069              0%
-------------------------------------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


  NOVEMBER 22, 2000 - DECEMBER 31, 2000 -- PURCHASES RESUMED (25 TRADINGDAYS)
-------------------------------------------------------------------------------------------------------------
                  Discount                                 Average Rate                        % of Average
                  Range               Discount at          of Purchases    Average Trading     Trading Volume
  Shares          During              Beginning and        Per             Volume Per          Due to Fund
  Repurchased     the Period          End of Period        Trading Day     Trading Day         Repurchases
-------------------------------------------------------------------------------------------------------------
  130,700         19.08% to 22.38%    20.22% - 19.08%      5,228           33,077              15.81%
-------------------------------------------------------------------------------------------------------------

  AGGREGATE TEST PERIOD -- JANUARY 1, 2000 - DECEMBER 31, 2000
--------------------------------------------------------------------------------
During the period from January 1 through December 31, 2000, the Stock Repurchase
Program:

o resulted in an increase in Net Asset Value of $4,955,029, or $0.21 per share based on the number of shares outstanding on December 31;

o resulted in an increase in the expense ratio of less than $0.01 per share based upon the January 1, 2000 net asset value and the number of shares outstanding on December 31, 2000; and

o through the course of the year, SWZ generated more gains than losses due to the selling of securities for investment purposes.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

     CONCLUSION. Notwithstanding the lack of any sustained impact of the Stock Repurchase Program on the market discount and, more generally, the lack of an accepted explanation for changes in the amount of the discount, your Board ofDirectors has determined to continue the Program during 2001 so long as it believes the benefits to stockholders of the accretive effect of the Program on net asset value outweigh any negative effect the Program may have on the Fund's expense ratio and of capital gains that may be realized from sales of portfolio securities to raise cash for repurchases.

AWARDS
     After receiving the 1998 and 1999 Lipper ten year awards, TheSwiss Helvetia Fund is again a proud recipient of two 2000 Lipper Performance Achievement Certificates ranking it as the "Number One" fund in the LipperClosed-End Fund Performance Analysis for Western European Funds for the ten-year period as well as the one year period ending December 31, 2000.

Sincerely,

/S/ PAUL HOTTINGER                        /S/ RODOLPHE HOTTINGER

Paul Hottinguer                           Rodolphe Hottinger
CHAIRMAN AND CHIEF EXECUTIVE OFFICER      PRESIDENT AND CHIEF OPERATING OFFICER

February 2, 2001

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Review of Operations (Unaudited)



NEW INVESTMENTS BY THE FUND
--------------------------------------------------------------------------------

Actelion Ltd.
Ascom Holding AG
Bachem AG
Banque Cantonale Vaudois
Disetronic Holding Ltd.
Galenica Holding Ltd.
Helvetia Patria Holding
Kudelski SA
Leica Geosystems
Micronas Semiconductor Holding
Phonak Holding Ltd.
Schaffner Holding Ltd.
SGS Societe Generale de Surveillance Holding Ltd.
Swiss Life
Unilabs SA




ADDITIONS TO EXISTING INVESTMENTS
--------------------------------------------------------------------------------
Belimo Automation AG
Charles Voegele Holding AG
Jelmoli Holding AG
Komax Holding AG
Phoenix Mecano AG
Sulzer AG
Swiss Reinsurance Company
Swisslog Holding AG
Tecan Group Ltd.
The Swatch Group Ltd.




SECURITIES DISPOSED OF
--------------------------------------------------------------------------------
Barry Callebaut AG
Bon Appetit Group Ltd.
Bucher Industries Ltd.
Ciba Specialty Chemicals
Feintool International Holding
Forbo Holding SA
Geberit International Ltd.
Generali Holding
Georg Fischer AG
Gretag-Imaging Holding AG
Holderbank Financiere
   Glarus Ltd.
Kuoni Travel Holding Ltd.
Lonza GroupLtd.
Moevenpick Holding
PubliGroupe Ltd.
Rieter Holding AG
SAirGroup Holding Ltd.
Sia Abrasives Holding AG
Swisscom Ltd.
Valiant Holding
Valora Holding AG

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments                                        December 31, 2000

                                                  Percent
 No. of                                            of Net
 Shares        Security                   Value    Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.89%

BANKS -- 15.85%

 2,210 BANK SARASIN & CIE(2)
       REGISTERED SHARES            $ 7,090,326      1.71%
       Specializes in investment
       advisor services and
       portfolio management for
       private and institutional
       customers in Europe.
       (cost $1,858,194)

 3,600 BANQUE CANTONALE VAUDOISE
       BEARER SHARES                  1,243,830      0.30
       Attracts deposits and offers
       real estate mortgages and
       commercial loans as well as
       investment counseling and
       portfolio management.
       (cost $1,227,323)

107,000 CREDIT SUISSE GROUP(2)
       REGISTERED SHARES             20,333,169      4.90
       A globally operating
       financial group. (cost
       $6,828,597)

   850 JULIUS BAER HOLDINGS LTD.
       BEARER SHARES                  4,651,715      1.12
       Banking group specializing
       in asset management,
       investment consulting and
       securities trading. (cost
       $941,025)

 1,500 OZ HOLDING AG
       BEARER SHARES                  2,174,852      0.52
       Provides brokerage and
       banking services,
       specializing in Swiss
       futures and options. (cost
       $1,365,178)





                                                  Percent
 No. of                                            of Net
 Shares        Security                   Value    Assets
--------------------------------------------------------------------------------
BANKS -- (CONTINUED)

145,000 UBS AG(2)
       REGISTERED SHARES            $23,662,697      5.70%
       Product of the merger of
       Basel-based Swiss Bank Corp.
       and Zurich-based Union Bank
       of Switzerland. The group
       operates globally and has
       three core business units:
       UBS Switzerland, UBS Asset
       Management and UBS Warburg.
       (cost $8,314,606)

 2,400 VONTOBEL HOLDING LTD.
       BEARER SHARES                  6,663,376      1.60
       Provides investment, banking
       and consulting services to
       private and institutional
       customers. (cost $4,344,991)
                                   ------------    ------
                                     65,819,965     15.85

BIOTECHNOLOGY -- 2.26%

 7,500 ACTELION LTD.
       REGISTERED SHARES              3,405,726      0.82
       Develops and markets
       synthetic small-molecule
       drugs against diseases
       related to the endothelium.
       (cost $1,922,625)

 6,200 SERONO SA
       BEARER SHARES                  5,967,424      1.44
       Develops and markets
       biotechnology products.
       (cost $1,436,764)

                                   ------------    ------
                                      9,373,150      2.26

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                            December 31, 2000



                                                  Percent
 No. of                                            of Net
 Shares        Security                   Value    Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

CHEMICALS -- 1.27%

 1,000 BACHEM AG
       REGISTERED SHARES            $ 1,721,989      0.42%
       Produces bulk peptides which
       are used in the
       manufacturing of drugs and
       for research purposes. (cost
       $1,980,583)

 7,000 CLARIANT AG
       REGISTERED SHARES              2,509,255      0.60
       Specializes in color
       chemistry and manufactures a
       range of dyestuffs,
       pigments, chemicals,
       additives and master batches
       for the textile, paper,
       leather, plastics, synthetic
       fibers and paint industries.
       (cost $2,087,674)

   350 GURIT-HEBERLEIN AG
       BEARER SHARES                    329,313      0.08
       European market leader for
       wind screen bonding systems,
       ski based and optically pure
       thermoplastic sheeting for
       the auto industry.
       (cost $333,572)

 2,523 SIKA FINANZ AG
       BEARER SHARES                    723,837      0.17
       Leading producer of
       construction chemicals.
       (cost $614,614)
                                   ------------    ------
                                      5,284,394      1.27




                                                  Percent
 No. of                                            of Net
 Shares        Security                   Value    Assets
--------------------------------------------------------------------------------
ELECTRICAL ENGINEERING & ELECTRONICS -- 14.56%

162,500 ABB LTD.(2)
       The holding company for ABB
       Group$ 17,319,765 4.17%
       which is one of the largest
       electrical engineering firms
       in the world. (cost
       $11,789,617)

99,400 ASCOM HOLDING AG
       BEARER SHARES                  6,500,740      1.57
       Manufactures
       telecommunications service
       automation equipment and
       systems, as well as power
       systems.
       (cost $6,778,581)

 4,055 BELIMO AUTOMATION AG
       REGISTERED SHARES              1,938,935      0.47
       World market leader in
       damper and volume control
       actuators for ventilation
       and air conditioning
       equipment.
       (cost $1,259,329)

 4,800 DISETRONIC HOLDING LTD.
       REGISTERED SHARES              4,279,368      1.03
       Develops, manufactures and
       markets infusion (insulin
       pumps) and injection
       systems. (cost $4,132,588)

 1,900 KUDELSKI SA(1)
       BEARER SHARES                  2,110,069      0.51
       Designs, produces and
       distributes equipment under
       the 'Nagra' brand name for
       professional data display in
       audio and video
       applications.
       (cost $2,033,730)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                            December 31, 2000



                                                  Percent
 No. of                                            of Net
 Shares        Security                   Value    Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

11,600 LEICA GEOSYSTEMS(1)
       REGISTERED SHARES            $ 3,578,480      0.86%
       Manufactures surveying and
       mapping equipment, produces
       devices that capture and
       process spatial data.
       (cost $3,308,502)

 5,155 LOGITECH INTERNATIONAL SA(1)
       REGISTERED SHARES              1,304,017      0.31
       Manufactures personal
       computer input devices, as
       well as producing
       trackballs, desktop
       publishing programs and
       related software.
       (cost $320,233)

 3,950 MICRONAS SEMICONDUCTOR HOLDING(1)
       REGISTERED SHARES              1,652,332      0.40
       Develops and manufactures a
       wide range of semiconductors
       and modules used by the
       telecommunications and
       automotive industries.
       (cost $1,813,112)

   608 PHONAK HOLDING LTD.
       REGISTERED SHARES              2,517,078      0.61
       Designs and produces
       wireless analog and digital
       hearing aids and
       miniaturized voice
       communications systems.
       (cost $1,842,863)

 4,000 SAIA-BURGESS ELECTRONICS
       HOLDING AG
       REGISTERED SHARES              1,554,788      0.37
       Develops and produces
       switches, motors and
       programmable control
       devices. Products are mainly
       used in the automobile,
       heating & air conditioning
       and telecommunications
       industries.
       (cost $975,888)




                                                  Percent
 No. of                                            of Net
 Shares        Security                   Value    Assets
--------------------------------------------------------------------------------
ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

 5,725 SCHAFFNER HOLDING LTD.
       REGISTERED SHARES            $ 1,836,747      0.44%
       Develops, manufactures and
       markets electrical
       components and test
       equipment in the area of EMC
       (Electro Magnetic
       Compatibility).
       (cost $1,610,417)

11,311 SWISSLOG HOLDING AG
       REGISTERED SHARES              4,954,843      1.19
       Provides turnkey delivery of
       automated material handling
       systems, storage, order
       picking and transport
       systems. Delivers its
       systems to production,
       distribution and service
       companies throughout Europe.
       (cost $1,541,613)

 4,268 TECAN GROUP LTD.
       REGISTERED SHARES              4,426,523      1.07
       Manufactures and distributes
       components and complete
       solutions for the automation
       of laboratory processes.
       (cost $2,068,460)

 5,200 THE SWATCH GROUP LTD.
       BEARER SHARES                  6,496,792      1.56
       Manufactures watches, watch
       components and
       microelectronics. Produces
       machine tools for
       scientific, medical and
       industrial use.
       (cost $3,632,497)
                                   ------------    ------
                                     60,470,477     14.56

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                            December 31, 2000


                                                  Percent
 No. of                                            of Net
 Shares        Security                   Value    Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

FOOD & LUXURY GOODS -- 12.78%

   300 LINDT & SPRUNGLI AG
       REGISTERED SHARES            $ 1,786,155      0.43%
       Major manufacturer of
       premium Swiss chocolates.
       (cost $1,196,399)

22,000 NESTLE AG(2)
       REGISTERED SHARES             51,307,996     12.35
       Largest food and beverage
       processing company in the
       world. (cost $12,978,688)
                                   ------------    ------
                                     53,094,151     12.78

INSURANCE -- 13.23%

 3,000 BALOISE HOLDING
       REGISTERED SHARES              3,294,669      0.79
       Medium-sized insurer active
       in all sectors of insurance.
       (cost $169,640)

 2,200 HELVETIA PATRIA HOLDING
       REGISTERED SHARES              2,280,355      0.55
       Provides a broad range of
       life, casualty, liability
       accident and transportation
       insurance programs.
       (cost $1,927,781)

12,600 SCHWEIZERISCHE
       RUCKVERSICHERUNGS-GESELLSCHAFT
       (SWISS REINSURANCE
       COMPANY)(2)
       REGISTERED SHARES             30,201,752      7.27
       Second largest reinsurance
       company in the world.
       (cost $11,004,673)




                                                  Percent
 No. of                                            of Net
 Shares        Security                   Value    Assets
--------------------------------------------------------------------------------
INSURANCE -- (CONTINUED)

 4,000 SWISS LIFE
       REGISTERED SHARES            $ 3,336,624      0.80%
       A financial services company
       that provides life
       insurance, institutional
       investment management and
       private banking through
       Banca del Gottardo and STG.
       (cost $3,132,554)

26,300 ZURICH FINANCIAL
       SERVICES GROUP(2)
       REGISTERED SHARES             15,853,344      3.82
       A multi-line insurance
       company whose core business
       units are non-life and life
       insurance, reinsurance and
       asset management.
       (cost $4,268,104)
                                   ------------    ------
                                     54,966,744     13.23

MACHINERY -- 1.39%

 2,200 MIKRON HOLDING AG
       REGISTERED SHARES                868,707      0.21
       Machine tools and milling
       machine producer. (cost
       $232,494)

 2,000 SCHINDLER HOLDING AG
       REGISTERED SHARES              3,088,598      0.75
       One of the world's largest
       elevator companies and a
       leading Swiss machinery
       enterprise. (cost
       $2,547,610)

 2,500 SULZER AG(1)
       REGISTERED SHARES              1,803,122      0.43
       Manufactures and sells
       industrial equipment,
       machinery and medical
       devices. (cost $1,644,520)
                                   ------------    ------
                                      5,760,427      1.39

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                            December 31, 2000


                                                  Percent
 No. of                                            of Net
 Shares        Security                   Value    Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

MISCELLANEOUS INDUSTRIES -- 1.67%

 2,000 HUBER & SUHNER AG
       REGISTERED SHARES            $ 1,715,202      0.41%
       Manufactures a wide range of
       products, extending from
       cables for energy and
       electrical transmission to
       special products such as
       rubber.
       (cost $524,105)

15,000 KOMAX HOLDING AG
       REGISTERED SHARES              1,490,005      0.36
       Seller of wire processing
       machines. Most important
       markets are the car
       industry, household
       appliance industry,
       telecommunication industry
       as well as the electronics
       industry.
       (cost $589,052)

 5,600 PHOENIX MECANO AG
       BEARER SHARES                  3,714,215      0.90
       Leading Swiss packaging
       manufacturer for the
       mechanical engineering and
       electronics industry. (cost
       $3,218,074)
                                   ------------    ------
                                      6,919,422      1.67

MISCELLANEOUS MEDICAL SERVICES -- 0.56%

   546 GALENICA HOLDING LTD.
       Manufactures and distributes     522,150      0.13
       prescription and
       over-the-counter drugs,
       toiletries and hygiene
       products. (cost $490,462)

 1,800 UNILABS SA
       REGISTERED SHARES              1,810,217      0.43
       Provides clinical laboratory
       testing services in Europe.
       (cost $1,420,719)
                                   ------------    ------
                                      2,332,367      0.56



                                                  Percent
 No. of                                            of Net
 Shares        Security                   Value    Assets
--------------------------------------------------------------------------------
MISCELLANEOUS SERVICES -- 3.34%

 6,200 ADECCO SA
       BEARER SHARES                $ 3,901,777      0.94%
       Leading personnel and
       temporary employment
       company. (cost $1,902,171)

 2,800 COMPAGNIE FINANCIERE
       RICHEMONT AG(2)
       BEARER SHARES                  7,488,894      1.81
       Investment company with
       principal interests in
       luxury goods and tobacco.
       (cost $2,079,988)

 1,700 SGS SOCIETE GENERALE
       DE SURVEILLANCE HOLDING LTD.
       REGISTERED SHARES              2,464,832      0.60
       Provides a variety of
       industrial inspection,
       analysis, testing and
       verification services
       worldwide.
       (cost $2,163,458)
                                   ------------    ------
                                     13,855,503      3.34

PHARMACEUTICALS -- 31.84%

46,000 NOVARTIS LTD.(2)
       REGISTERED SHARES             81,311,698     19.58
       Created by the consolidation
       of Sandoz and Ciba-Geigy.
       Manufactures health care
       products for use in a broad
       range of medical fields, as
       well as agricultural
       products. The second largest
       pharmaceutical entity in the
       world.
       (cost $23,707,722)

 5,000 ROCHE HOLDINGS LTD.(2)
       DIVIDEND RIGHTS CERTIFICATES  50,931,639     12.26
       Worldwide pharmaceutical
       company. (cost $11,106,076)
                                   ------------    ------
                                    132,243,337     31.84

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (concluded)                            December 31, 2000



                                                  Percent
 No. of                                            of Net
 Shares        Security                   Value    Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONCLUDED)

RETAILERS -- 1.14%

13,000 CHARLES VOEGELE HOLDING AG
       Manufactures and markets a
       variety of clothing items    $ 1,924,975      0.46%
       for men, women and children.
       Operates approximately 385
       retail stores in
       Switzerland, Germany,
       Austria and the Benelux
       region.
       (cost $2,008,189)

 1,900 JELMOLI HOLDING AG
       BEARER SHARES                  2,813,425      0.68
       Operates a network of
       retail/service outlets
       throughout Switzerland,
       including local dry
       cleaners, auto body shops,
       opticians, interior
       decorators, travel agencies,
       restaurants, pharmacies and
       retailers.
       (cost $1,405,702)
                                   ------------    ------
                                      4,738,400      1.14

       TOTAL COMMON STOCKS

       (Cost $166,081,357)(3)      $414,858,337     99.89%

       OTHER ASSETS IN EXCESS
       OF LIABILITIE                    456,370      0.11
                                   ------------    ------

       NET ASSETS                  $415,314,707    100.0%
                                   ============    ======

--------------------------------------------------------------------------------
(1) NON-INCOME PRODUCING SECURITY.
(2) ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
(3) AGGREGATE COST FOR FEDERAL TAX PURPOSES WAS $166,628,568.
DESCRIPTIONS OF THE COMPANIES HAVE NOT BEEN AUDITED BY DELOITTE & TOUCHE LLP. SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Assets & Liabilities                              December 31, 2000


--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (cost $166,081,357) .....................................   $414,858,337
     Cash ..........................................................................     30,085,034
     Tax reclaims receivable .......................................................      3,351,581
     Prepaid expenses and other ....................................................          1,592
                                                                                       ------------
       Total assets ................................................................    448,296,544
                                                                                       ------------
LIABILITIES:
     Capital gains distribution payable ............................................     30,764,100
     Payable for fund shares repurchased ...........................................      1,695,763
     Advisory fee payable ..........................................................        271,926
     Accrued audit and legal fees ..................................................         60,553
     Accrued shareholder reporting expense .........................................         46,371
     Directors' fee payable ........................................................         45,000
     Administration fee payable ....................................................         28,045
     Transfer agent fee payable ....................................................         24,369
     Custody fee payable ...........................................................         18,087
     Accounting fee payable ........................................................         10,491
     Accrued expenses and other ....................................................         17,132
                                                                                       ------------
       Total liabilities ...........................................................     32,981,837
                                                                                       ------------
       Net assets ..................................................................   $415,314,707
                                                                                       ------------
COMPOSITION OF NET ASSETS:
     Paid-in capital ...............................................................    161,341,183
     Accumulated net realized gain from investment and foreign currency transactions      3,486,442
     Net unrealized appreciation on investments and foreign currencies .............    250,487,082
                                                                                       ------------
     Net assets ....................................................................   $415,314,707
                                                                                       ------------
NET ASSET VALUE PER SHARE: ($415,314,707 (DIVIDE) 23,178,737) ......................   $      17.92
                                                                                       ============

--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Operations                     For the Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends (less foreign taxes withheld of $837,007) ....................................   $  4,835,916
     Interest ...............................................................................         96,244
                                                                                                ------------
                                                                                                   4,932,160
                                                                                                ------------
EXPENSES:
     Investment advisory fee ................................................................      3,239,738
     Administration fee .....................................................................        337,134
     Directors' fees ........................................................................        298,186
     Professional fees ......................................................................        282,611
     Custody fees ...........................................................................        187,491
     Shareholder reporting fees .............................................................        127,757
     Accounting fee .........................................................................        125,906
     Transfer agent fee .....................................................................         99,125
     Franchise tax ..........................................................................         54,726
     Miscellaneous ..........................................................................        131,863
                                                                                                ------------
       Total expenses .......................................................................      4,884,537
                                                                                                ------------
Net investment income .......................................................................         47,623
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
     Net realized gain from securities transactions .........................................     34,238,872
     Net realized foreign exchange loss .....................................................       (577,500)
     Net change in unrealized appreciation/depreciation on investments and foreign currencies      5,565,094
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES ......................     39,226,466
                                                                                                ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..................................................   $ 39,274,089
                                                                                                ============

--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                             For the Years Ended December 31,
                                                                             --------------------------------
                                                                              2000                    1999
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income ...............................................  $     47,623           $    217,436
     Net realized gain from securities transactions ......................    34,238,872             26,511,278
     Net realized foreign exchange loss ..................................      (577,500)            (1,880,394)
     Net change in unrealized appreciation/depreciation on
       investments and foreign currencies ................................     5,565,094            (40,122,695)
                                                                            ------------           ------------
     Net increase (decrease) in net assets from operations ...............    39,274,089            (15,274,375)
                                                                            ------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...............................................            --               (739,261)
     Net realized capital gains ..........................................   (31,851,302)           (25,045,011)
                                                                            ------------           ------------
       Total distributions to shareholders ...............................   (31,851,302)           (25,784,272)
                                                                            ------------           ------------
CAPITAL SHARE TRANSACTIONS:
     Value of shares issued in reinvestment of dividends .................    12,126,372                     --
     Value of shares repurchased through stock buyback ...................   (20,832,970)           (12,258,663)
                                                                            ------------           ------------
     Total decrease from capital share transactions ......................    (8,706,598)           (12,258,663)
                                                                            ------------           ------------
     Total decrease in net assets ........................................    (1,283,811)           (53,317,310)

NET ASSETS:
     Beginning of year ...................................................   416,598,518            469,915,828
                                                                            ------------           ------------
     End of year .........................................................  $415,314,707           $416,598,518
                                                                            ============           ============

--------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                       For the Years Ended December 31,
------------------------------------------------------------------------------------------------------------------
                                                             2000        1999        1998        1997      1996
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE1:
     Net asset value at beginning of year                  $  17.52    $  19.07    $  16.48    $  12.07   $  12.28
                                                           --------    --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (expenses in excess of income)     0.004        0.01       0.004       (0.02)      0.05
     Net realized and unrealized gain (loss)
       on investments(2)                                       1.68       (0.60)       3.60        4.86       0.12
                                                           --------    --------    --------    --------   --------
     Total from Investment Operations                          1.68       (0.59)       3.60        4.84       0.17
                                                           --------    --------    --------    --------   --------
     Gain from capital share repurchases                       0.21        0.12          --          --         --
     Capital charge resulting from the issuance
       of fund shares                                         (0.12)         --          --          --         --
                                                           --------    --------    --------    --------   --------
LESS DISTRIBUTIONS:
     Dividends from net investment income                        --       (0.03)      (0.07)         --      (0.05)
     Distributions from net realized capital gains            (1.37)      (1.05)      (0.94)      (0.43)     (0.33)
                                                           --------    --------    --------    --------   --------
     Total distributions                                      (1.37)      (1.08)      (1.01)      (0.43)     (0.38)
                                                           --------    --------    --------    --------   --------
     Net asset value at end of year                        $  17.92    $  17.52    $  19.07    $  16.48   $  12.07
                                                           --------    --------    --------    --------   --------
     Market value per share, end of year                   $  14.50    $  13.81    $  16.00    $  13.72       9.94
                                                           --------    --------    --------    --------   --------
TOTAL INVESTMENT RETURN3:
     Based on market value per share                          15.06%      (7.06)%     23.82%      42.66%     (2.93)%
     Based on net asset value per share                       12.11%      (1.09)%     22.89%      41.08%      1.98%
RATIOS TO AVERAGE NET ASSETS:
     Expenses                                                  1.16%       1.11%       1.09%       1.17%      1.22%
     Net investment income (expenses in excess of income)      0.01%       0.05%       0.01%      (0.14)%     0.25%
SUPPLEMENTAL DATA:
     Net assets at end of year (000)                       $415,315    $416,599    $469,916    $406,030   $296,008
     Average net assets during period (000)                $422,426    $428,072    $464,967    $354,923   $306,069
     Shareholders of record5                                  1,125       1,230       1,287       1,408      1,557
     Portfolio turnover rate                                     25%         14%         13%         13%        19%



--------------------------------------------------------------------------------
(1) PER SHARE AMOUNTS FOR THE YEARS ENDED DECEMBER 31, 1996 THROUGH DECEMBER 31, 1997 HAVE BEEN RESTATED TO REFLECT 2:1 STOCK SPLIT EFFECTIVE OCTOBER 16, 1998.
(2)  INCLUDES NET REALIZED CURRENCY GAIN (LOSS).
(3) TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE. RETURNS FROM 1998 AND 1997 HAVE BEEN RESTATED TO REFLECT SUBSEQUENT CHANGES TO DIVIDEND REINVESTMENT CALCULATIONS.
(4)  LESS THAN $0.01 PER SHARE.
(5) THE NUMBER OF SHAREHOLDERS OF RECORD IS INFORMATION NOT AUDITED BY DELOITTE & TOUCHE LLP. SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES -- The Swiss Helvetia Fund, Inc. (the "Fund") which was incorporated in Delaware on October 24, 1986 and began operations August 27, 1987, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end Investment Management Company. Its objective is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with accounting principles generally accepted in the United States. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the income and expenses that we report for the period. Our estimates could be different from the actual results.

     Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

     VALUATION OF SECURITIES -- The Fund states its investments at value. The Fund values a security that is traded on the Swiss stock exchange at the last sales price on the day of valuation. If there is no sales price available, the Fund values the security at the mean between the closing bid and asked prices for that day. A security that is not traded on the Swiss stock exchange is valued at the mean between the current bid and asked prices. If bid and asked prices are not available, the Fund uses a fair value that is determined in good faith by or under the direction of the Fund's Board of Directors.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- The Fund uses the trade date to account for securities transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Fund records Swiss withholding tax as an expense, net of an amount receivable from Swiss tax authorities in accordance with a tax treaty.

     FOREIGN CURRENCY TRANSLATION -- The Fund's books and records are maintained in US dollars. The Fund translates Swiss franc amounts into US dollars based on the following criteria.

     o The Fund adjusts asset and liability accounts to reflect the exchange rate at the end of the period.

     o The Fund includes in the period's net realized foreign exchange gain or loss, the exchange gain or loss that occurs due to exchange rate changes from the time an income or expense amount is accrued and the time it is realized.

     o The Fund records securities at cost based upon exchange rates at the time that Swiss francs are purchased or received. Exchange rates are identified on a first-in, first-out basis.

     It is not practical for the Fund to distinguish the portion of its operating results attributable to exchange rate changes from the portion attributable to market price changes.

     FEDERAL INCOME TAXES -- The Fund determines its distri-butions according to income tax regulations, which may be different from accounting principles generally accepted in the United States. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

     The Fund declares and pays dividends from net investment income annually, and records distributions of capital gains on the ex-dividend date. The Fund is organized as a regulated investment company under Subchapter M of the Internal Revenue Code. As long as it maintains this status and distributes to its stockholders all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES -- Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger US, Inc. and Hottinger & Cie (Zurich), is the Fund's investment advisor. As compensation for its advisory services, the Fund pays HCC an annual fee based on the Fund's month-end net assets. This fee is calculated and paid monthly at the following annual rates. 1.00% of the first $60 million, 0.90% of the next $40 mil-

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)


     lion, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of the amount over $600 million. The Fund paid Hottinger & Cie $12,252 in brokerage commissions for the year ended December 31, 2000.

     Investment Company Capital Corp. ("ICCC"), is the Fund's administrator. As compensation for its administrative services, the Fund pays ICCC an annual fee based on the Fund's average net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.10% of the first $250 million, 0.05% of the next $250 million and 0.03% of the amount over $500 million.

     Certain officers and/or directors of the Fund are officers and/or directors of HCC, Hottinger US, Inc., Hottinger & Cie (Zurich) and/or ICCC.

     Swiss American Securities Inc. is the Fund's custodian. Prior to November 30, 2000, PFPC Trust Company served as the Fund's custodian. Swiss American Securities, Inc. and the Fund have entered into an agreement with Credit Suisse First Boston that provides for the custody of Swiss securities that the Fund holds. PFPC, Inc. is the Fund's transfer agent.

C. CAPITAL SHARE TRANSACTIONS -- The Fund is authorized to issue up to 50 million shares of $.001 par value capital stock. HCC owned 72,421 of the 23,178,737 shares outstanding on December 31, 2000. During the year the Fund issued 858,504 shares and the Fund repurchased 1,462,500 shares through a stock repurchase program.

D. STOCK REPURCHASE PROGRAM -- On February 5, 1999, the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its common stock in open market purchases to be effected on the New York Stock Exchange. On December 7, 1999, the Fund announced that its Board of Directors had increased this authorization for 2000 to 2,000,000 shares. The Board of Directors and Management made these purchases from time to time during 1999 and 2000. The principal purpose of the repurchases is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and without generating capital gains to fund the program. This may also have the effect of temporarily reducing the current discount of approximately 19 percent. During the year ended December 31, 2000 the Fund repurchased and retired 1,462,500 shares at a cost of $20,832,970 at an average price of $14.24 (includes broker commissions) and a weighted average discount of 20.42%.

     Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock in the open market in addition to the above program.

E. DIRECTORS' FEES -- The Fund pays each director who is not affiliated with the Fund, its investment advisor or administrator approximately $15,000 per annum in compensation, except for the Chairman of the Audit Committee, who receives an annual fee of approximately $16,500. In addition, each unaffiliated director receives $750 for each attended directors' meeting, $750 for each committee meeting attended, if it is held separately, and reimbursement for out-of-pocket expenses in conjunction with attendance at meetings.

F. INVESTMENT TRANSACTIONS -- Excluding short-term obligations, purchases of investment securities aggregated $103,075,788 and sales of investment securities aggregated $162,241,673 for the year ended December 31, 2000.

     On December 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $249,533,251 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $1,303,482.

G. FEDERAL INCOME TAX INFORMATION -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. These reclassifications have no effect on net assets or net asset values per share.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

     These book/tax differences are either temporary or permanent in nature.To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as ofDecember 31, 2000 have been primarily attributable to net operating losses and foreign currency transactions, and have been reclassified to the following accounts:

     Undistributed       Accumulated
     Net Investment      Net Realized           Paid-in
       Income              Gains                Capital
     --------------      ------------         ----------
       $90,730             $577,500           $(688,230)

H. TAX RECLAIMS RECEIVABLE -- Swiss taxes are withheld from dividends received by the Fund subject to partial reclaim upon application to the Swiss Federal Tax Administration (SFTA). The Fund records receivables for tax reclaims in the normal course of business. Recently the SFTA has suspended payment of reclaims to U.S. regulated investment companies, such as the Fund, pending a review of their eligibility to receive such reclaims. Based upon information available to it, including the advice of Swiss tax counsel, management believes these tax reclaims are fully collectible.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Independent Auditors' Report

To the Board of Directors and Stockholders of The Swiss Helvetia Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc., including the schedule of investments, as of December 31, 2000, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 23, 2001

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CODE OF ETHICS

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940. The Codes of Ethics apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes of Ethics is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities. Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund.

The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

DISTRIBUTIONS

The following information summarizes all distributions declared by the Fund during the year ended December 31, 2000.

Domestic Ordinary Income                           --
Foreign Source Income                              --
                                               ------
   Total Ordinary Income                           --
                                               ======
Long-Term Capital Gains                        $1.365
                                               ------
   Total Distributions                         $1.365
                                               ======

The Fund's long-term capital gain distributions of $1.365 per share are all taxable at the 20% capital gains rate.

--------------------------------------------------------------------------------


Tax Information (Unaudited) For the Tax Year Ended December 31, 2000


The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund's distributions to shareholders included $31,851,302 from long-term capital gains, all of which is taxable at the 20% capital gains rate.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Amendment to By Laws (Unaudited)


At a Board of Directors Meeting held on October 20, 2000, based upon a recommendation of the Nominating Committee, the By-Laws of the Fund were amended to formalize the existing qualification requirements for service on the Board of Directors. The principle underlying the amendment is that the Fund's interests are best served when its Directors have experience in matters relevant to the Fund's investment business. The amendment provides that a nominee have relevant experience and country-specific knowledge. The nominee must also have no conflict with the interests of the Fund or its operations. The exact text of the amendment to the By-Laws has been filed with the Securities and Exchange Commission.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)




THE PLAN

     The Swiss Helvetia Fund's (the "Fund") Dividend Reinvestment Plan offers you a convenient way to invest your income dividends and capital gains distributions in additional shares of the Fund's common stock thereby increasing your holdings of the Fund's shares. Participation in the Plan does not alter the normal federal, state and local income tax consequences associated with income dividends and capital gains distributions.

     The  Plan  is  designed  to  allow  all   stockholders  an  opportunity  to
participate. Some of the Plan features are:

1. Dividend reinvestment automatically increases the number of shares you own.

2. Dividends and distributions are reinvested in additional shares at the lower of net asset value or market price.

3. Shares purchased through the Plan are recorded in your account providing protection against theft or destruction of share certificates.

4. You may terminate your Plan account at any time.

     Not all brokerage firms holding shares in brokerage accounts permit participation in dividend reinvestment plans such as the Plan, and even if your brokerage firm does permit such participation, you may not be able to transfer such shares to another broker who does not permit such participation. You are encouraged to contact your brokerage firm to determine any restrictions upon participation.

HOW DO I ENROLL IN THE PLAN?

     To participate in the Fund's Dividend Reinvestment Plan, please contact your broker or PFPC, Inc.

     To start the Plan with a specific dividend, please forward the required form to your broker or PFPC 10 days prior to the record date for that dividend or distribution.

HOW DOES THE PLAN WORK?

     When a dividend or distribution is declared, non-participants in the Plan will receive cash. Plan participants will receive the equivalent in shares of the Fund valued at the lower of the market price or net asset value as described below.

1. Whenever net asset value is equal to or less than market price by no more than 5% at the time of valuation, you will be issued shares at net asset value.

2. If the net asset value is less than 95% of the market price on the valuation date, you will be issued shares at 95% of the market price of shares.

3. If net asset value exceeds the market price of shares on the valuation date, PFPC, as agent for the participants, will buy shares on the open market on the New York Stock Exchange or elsewhere, for your account.

     If, before PFPC has completed its purchase, the market price exceeds the net asset value of shares, the average per share purchase price paid by PFPC may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

WILL THE ENTIRE AMOUNT OF MY DISTRIBUTION BE REINVESTED?

     As a Plan participant, the entire amount of your distribution will be reinvested. For any balance that is insufficient to purchase a whole share, the amount will be credited to your account in fractional shares.

WILL STOCK CERTIFICATES BE ISSUED FOR TRANSACTIONS IN THE PLAN?

     You will be issued a stock certificate upon request.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?

     There is no charge to participants for reinvesting dividends or distributions. PFPC's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge to stockholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each participant, however, will pay a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or distributions.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?

     You may terminate your account under the Plan by notifying your broker or PFPC in writing. Upon termination, you will receive a certificate for the number of shares held in the Plan.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE?

     Questions and correspondence concerning the Plan should be directed to:

     PFPC, Inc.
     P.O. Box 8030
     Boston, MA 02266-8030
     1-800-331-7710

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